UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2009

Tower Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12826	25-1445946
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

40 Center Square, Greencastle, Pennsylvania		17225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (717) 597-2137

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 19, 2009, the Registrant amended Article Fifth of its Articles of Incorporation to increase the number of authorized shares of the Registrant’s common stock, no par value per share, from 5,000,000 shares to 50,000,000 shares. The amendment to Article Fifth was previously approved by the Registrant’s shareholders at a special meeting held on March 4, 2009. The Amended and Restated Articles of Incorporation are attached hereto as Exhibit 3.1 and are incorporated in this Item 5.03 by reference.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements and Exhibits

None.

(b) Pro Forma Financial Information

None.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed thereunto duly authorized.

Tower Bancorp, Inc.

/s/ Franklin T. Klink, III
Dated: March 20, 2009	Franklin T. Klink, III
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation